UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2004 (December 8, 2004)
Date of Report (Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342
(Address of principal executive offices) (Zip Code)

936-291-2277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 8, 2004, Mitcham Industries, Inc. (“Mitcham Industries”) announced the hiring of Michael A. Pugh as Executive Vice President — Finance and Chief Financial Officer. Mr. Pugh will receive an annual salary of $155,000 and will be entitled to receive a performance-based, discretionary annual bonus, subject to the discretion of the Compensation Committee. Mr. Pugh will also receive options to purchase 20,000 shares of Mitcham Industries common stock at an exercise price of $5.75 (the closing price of the common stock on December 8, 2004).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 8, 2004, Mitcham Industries appointed Michael A. Pugh, age 52, as Executive Vice President — Finance and Chief Financial Officer. The press release issued by Mitcham Industries announcing the hiring of Mr. Pugh is attached hereto as Exhibit 99.1.

     Prior to joining Mitcham Industries, Mr. Pugh served from March 2004 to November 2004 as Chief Operating Officer and Chief Financial Officer of Corporate Alliance, a privately-held marketing company. From May 2002 to April 2003, Mr. Pugh served as Chief Financial Officer of Rocky Mountain Energy Corporation, a Houston-based developer of proven oil and gas reserves in the Rocky Mountains. From March 2001 to May 2002, Mr. Pugh was Vice President and Chief Financial Officer at Regent Energy Corporation, a company engaged in the acquisition and production of crude oil and natural gas reserves, where he was responsible for accounting, budgeting, risk management and all SEC regulatory reporting. From 1983 to 2000, Mr. Pugh held positions of increasing responsibility domestically and internationally with Santa Fe Energy (now Devon Energy). Mr. Pugh joined Santa Fe in 1983 as Senior Analyst, Accounting Manager, then served as Vice President of Finance, Controller S.E. Asia Jakarta, Indonesia. Upon his return to the United States in 1996, Mr. Pugh served as Corporate Assistant Treasurer for all international operations; from 1997 through 1999, he was Corporate Risk Manager and from 1999 through 2000, he served as Corporate International Administration Manager. Mr. Pugh began his career with General Crude Oil in 1974 and holds a B.B.A. – Finance from Texas A&M University.

     The description of Mr. Pugh’s offer letter set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description
99.1	Press release issued by Mitcham Industries, Inc. on December 8, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: December 10, 2004	By:	/s/ Christopher C. Siffert
Christopher C. Siffert
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Mitcham Industries, Inc. on December 8, 2004.